# REPUBLIC BANCORP ™

Rodman & Renshaw®

Wednesday, September 9, 2009

# Safe Harbor

During the course of this presentation, we will be providing you with a discussion of some of the factors we currently anticipate may influence the future results of Republic Bancorp, Inc. ("Republic" or the "Company"), as well as certain financial projections. We want to emphasize that these forward-looking statements involve judgment, and that individual judgments may vary. Moreover, these statements are based on limited information available to us now, which is subject to change. Actual results may differ substantially from what we say today and no one should assume later that the comments we provide today are still valid. They speak only as of today. Specific risk factors that could change causing our projections not to be achieved are discussed in the "*Risk Factors*" section of our Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 6, 2009, and other reports filed with the SEC from time to time.

Rodman & Renshaw

REPUBLIC BANK

# Steve Trager

*President and*

*Chief Executive Officer*

Rodman & Renshaw

REPUBLIC BANK

# Stock Overview

| | | |
|---|---|---|
| 1998 – IPO completed | 2.14 | million shares issued |
| NASDAQ Symbol | RBCAA | |
| Shares Outstanding | 20.7 | million at 6/30/09 |
| Market Capitalization | $497 | million at 8/21/09 |
| Stock Price 1/1/08 | $16.53 | |
| Stock Price 1/1/09 | $27.20 | |
| Stock Price 8/21/09 | $23.92 | |
| Book Value Per Share | $14.92 | at 6/30/09 |
| Average Daily Volume | 97,000 | shares (trailing 12 months at 8/21/09) |
| Class A Common Stock Dividend Yield | 2.21% | (8/21/09) |
| Diluted Earnings per Class A Common Stock | $1.57 | (YTD 6/30/09 14% increase over YTD 6/30/08) |
| | $1.81 | (trailing 12 months) |
| Price / Earnings Ratio | 13.2 | X (trailing 12 months as of 8/21/09) |
| Number of stock dividends | 4 | |

Quarterly Cash Dividends have increased 10 times since IPO in 1998.

| | | |
|---|---|---|
| 5 year compound growth rate of cash dividends | 16% | |

Rodman &Renshaw

REPUBLIC BANK

# Company Profile

- Largest Kentucky based bank holding company with total assets of $3.1 billion at 6/30/09
- Holding Company for Republic Bank & Trust Company and Republic Bank (Florida)
  - 44 locations in KY, IN, OH and FL
- Operating Segments
  - Traditional banking
  - Mortgage banking
  - Tax Refund Solutions ("TRS")
    - 4th largest processor nationwide of electronic tax refund products
- Strong experienced management and 750+ dedicated associates
  - Executive Management with over 140 years of experience in banking

Rodman & Renshaw

REPUBLIC BANK

# Banking Market Overview

Banking Center Locations:

- Kentucky – 35
  - Louisville – 20
  - Central / Western – 12
  - Northern – 3
- Ohio – 1
- Indiana – 3



Blue Ash
Florence
Covington
Independence
Crestwood
Floyds Knobs
Shepherdsville

Rodman & Renshaw

REPUBLIC BANK

(continued)

# Banking Market Overview


Hudson
Port Richey
New Port Richey
Palm Harbor
Temple Terrace

- Florida
  - Metropolitan Tampa – 5
- Acquired in October 2006
- Currently $117 million in total assets

Rodman & Renshaw

REPUBLIC BANK

# Highlights

*Year ended December 31, 2008*

Rodman & Renshaw

REPUBLIC BANK

# 2008 Highlights


REPUBLIC
BANCORP
RBCAA
NASDAQ
LISTED

- Celebrated ten year anniversary as publicly traded company

Rodman & Renshaw

REPUBLIC BANK

# 2008 Highlights

- Industry leading performance with record net income, ROA 1.04% and ROE 12.58%
- Industry strong credit quality
- Net interest income increased $35.2 million, or 37%
- Opened six new banking centers
- Stock price appreciation
- Originated $780 million in loans and lines of credit during 2008

Rodman & Renshaw

REPUBLIC BANK

# Net Income



In Millions
$28.1
$24.9
$33.7
2006
2007
2008

- **Performance Drivers**
  - **Increased net interest income**
  - **Strong fee based non interest income**
  - **Non interest expense control**
  - **Strong asset quality**
  - **TRS**

Rodman & Renshaw

REPUBLIC BANK

# Diluted Earnings Per Class A Common Stock



$1.35
$1.20
$1.62
2006
2007
2008

- 9.54% three year compound growth rate for EPS

Rodman &Renshaw

REPUBLIC BANK

# Net Loan Charge Offs
## (Traditional Banking)



To Average Loans
Peer
Republic
0.14%
0.06%
0.28%
0.10%
0.91%
0.26%
2006
2007
2008

Rodman & Renshaw

REPUBLIC BANK

# Results of Operations

Rodman & Renshaw

REPUBLIC BANK

# Net Interest Income


In Millions
$88.3
$94.5
$129.7
2006
2007
2008

- Performance Drivers
  - Lowering cost of deposits
  - Widening net interest margin
  - Credit quality control
  - Significant TRS contribution

Rodman & Renshaw

REPUBLIC BANK

# Outstanding Three-Year Record

| | Compound Annual Growth Rate |
|---|---|
| Diluted EPS | 9.54% |
| Cash Dividends declared (Class A) | 14.15% |
| Stock Price Per Share | 6.68% |
| Book Value Per Share | 7.72% |

Rodman & Renshaw

REPUBLIC BANK

# Highlights

## *First Six Months of 2009*

Rodman & Renshaw

REPUBLIC BANK

# First Six Months of 2009 Highlights

- Total net income of $32.6 million, a 14% increase over first six months of 2008
  - TRS segment net income increased $4.8 million, or 28%
  - $3.9 million increase in Mortgage Banking net income over prior year
- $8 billion electronic refunds processed via 2.3 million customers during 2009, an increase of 55% over the amount processed in 2008
- Return On Average Assets ("ROA") of 1.77%
- Return On Average Equity ("ROE") of 21.56%
- Core deposit balances excluding CDs and IRAs increased nearly $113 million
- Traditional Bank Net Interest Income increased $1.8 million or 3% over YTD June 30, 2008
- Loan originations increased $264 million or 56% over first six months of 2008

Rodman & Renshaw

REPUBLIC BANK

# First Six Months of 2009 Highlights

- Traditional Banking and Mortgage Banking net income, excluding securities gains and losses and FDIC Special Assessment, up 6% over first six months of 2008
- Capital ratios continued to exceed "well capitalized" with a total risk based capital ratio of 15.43% at 6/30/09.
- In June 2009, Rodman & Renshaw® announced the expansion of its research to cover Republic Bancorp.
- In May 2009, Republic Bancorp announced a 9% increase in its quarterly dividend effective for the second quarter of 2009. This represents the **eighth** consecutive year that the Company has increased its quarterly dividend.

Rodman & Renshaw

REPUBLIC BANK

# First Six Months of 2009 Highlights


THE TOP 150 PERFORMERS
Republic Bancorp
Named As 10th Best Performing Bank
in the United States
BANK DIRECTOR MAGAZINE
REPUBLIC BANK
www.republicbank.com


Top 25 by 2008 ROE


SNAPSHOT
Best of the Bunch

- Rated 10th best performing bank in the country by *Bank Director Magazine*
- Rated 15th best performing bank in the country by *ABA Banking Journal*
- Rated 32nd best performing bank in the country by *US Banker Magazine*

Rodman & Renshaw

REPUBLIC BANK

# Tax Season Overview

REPUBLIC BANK
Tax Refund Solutions
republicrefund.com

- 2.3 Million Customers
- $8 Billion of Tax Refunds Processed
- 55% increase in the amount of refunds processed
- 727,000 Refund Anticipation Loans ("RALs")
- $2.5 Billion of RALs processed
- Uncollected RALs of 1.02% at June 30, 2009
- 31%/69% - RAL / Electronic Refund Check ("ERC") Mix

Rodman & Renshaw

REPUBLIC BANK

# Loan Production


In Millions
$444
$475
$472
$736
YTD 6/06
YTD 6/07
YTD 6/08
YTD 6/09

Rodman & Renshaw

REPUBLIC BANK

# Net Income (excluding Securities Gains and Losses & FDIC Insurance Special Assessment)



In millions
Excluding TRS
Total Company
$9.0
$14.3
$13.9
$31.1
$14.8
$36.8
YTD 6/07
YTD 6/08
YTD 6/09

Rodman & Renshaw

REPUBLIC BANK

# Net Interest Income – Traditional Banking Segment



In Millions
$42.2
$53.6
$55.3
YTD 6/07
YTD 6/08
YTD 6/09

# Lending Strategy – June 30, 2009

## Highlights

- Industry leading credit quality
- 98% of loans in Kentucky and Southern Indiana market footprint
- Diversification between Consumer and Commercial
- Focus on segments where high touch service matters
  - Locally owned business
  - In market investment real estate
  - Private banking
- Loyal and experienced producers
- Locally empowered lenders with timely decision making

## Loan Portfolio



Home Equity 14%
Consumer 1%
Commercial Real Estate 28%
Commercial 5%
Residential Real Estate 48%
Construction Real Estate 4%

Total Loans: $2.3 Billion

Rodman & Renshaw

REPUBLIC BANK

# Deposit Mix – June 30, 2009



Total Non-Interest Bearing Deposits 19%
Interest Bearing Demand (NOW and SuperNOW) 13%
Retail CDARS 5%
Money Market 34%
Institutional Brokered Deposits 6%
Other Certificates of Deposit 9%
Certificates of Deposit 100,000+ 10%
IRA 2%
Savings 2%

**Total Deposits: $1.8 Billion**

Rodman & Renshaw

REPUBLIC BANK

**2nd Qtr 2009 Cost of Deposits: 1.25%**

# 2009 Traditional Banking Segment Deposit Analysis (excludes Institutional Brokered Deposits)

| *(in thousands)* | As of Jun 30, 2009 | As of Dec 31, 2008 | YTD Change |
|---|---|---|---|
| NON-INT BEARING DEPOSITS | $ 322,715 | $ 267,937 | $ 54,778 |
| NOW & PASSBOOK SAVINGS | 251,681 | 215,930 | 35,751 |
| MONEY MARKET & SUPER NOW | 504,328 | 468,569 | 35,759 |
| INTERNET MONEY MARKET | 5,781 | 6,253 | (472) |
| CERTIFICATES OF DEPOSITS | 331,766 | 410,655 | (78,889) |
| LIQUID CD'S | 13,211 | 12,269 | 942 |
| CDARS | 90,149 | 116,101 | (25,952) |
| MONEY MARKET CD'S | 34,628 | 44,908 | (10,280) |
| MONEY MARKET SAVINGS | 45,451 | 48,465 | (3,014) |
| INDIVIDUAL RETIREMENT ACCOUNTS | 48,534 | 50,723 | (2,189) |
| TOTAL BANKING SEGMENT DEPOSITS | $ 1,648,243 | $ 1,641,810 | $ 6,433 |

Rodman & Renshaw

REPUBLIC BANK

# Asset Quality – June 30, 2009

| | Republic | Peer [1] |
|---|---|---|
| Non-performing loans to total loans | 1.37% | 3.47% |
| Delinquent loans to total loans | 1.71% | 5.09% |

[1] Peer Data obtained from June 30, 2009 Uniform Bank Performance Report ("UBPR")

Rodman & Renshaw

REPUBLIC BANK

# Net Loan Charge Offs
## (Traditional Banking Segment)

To Average Loans



Peer
Republic
0.14%
0.06%
0.28%
0.10%
0.89%
0.26%
1.69%
0.18%
2006
2007
2008
YTD 6/09

Rodman & Renshaw

REPUBLIC BANK

# Non Performing Loans

To Total Loans



Peer
Republic
0.53%
0.28%
0.85%
0.40%
2.16%
0.58%
3.47%
1.37%
12/31/2006
12/31/2007
12/31/2008
6/30/2009

Rodman & Renshaw

REPUBLIC BANK

# Growth Strategies / Strategic Initiatives

- Secondary Market lending
- Attract customers leaving troubled institutions looking for safety and soundness
- Add strategically located banking centers and make selective acquisitions
- Outperform peer financial performance
- Focus on core deposit growth initiatives
- Continue to improve on already solid loan quality metrics
- Diversification of income sources
- Positioned for sustainable, profitable growth

Rodman &Renshaw

REPUBLIC BANK

# 2009 Challenges & Opportunities

Challenges

- Improve net interest margin by capitalizing on low cost deposit opportunities within Treasury Management
- Non-interest expense control
- Reduce overhead costs
- Continue to increase the solid returns we achieved at TRS
- Expand product offerings to the underserved market through nontraditional delivery channels
- Continue to maintain credit quality

Rodman &Renshaw

REPUBLIC BANK

We were here for you yesterday.
We are here for you today.
We will be here for you tomorrow.™

Rodman & Renshaw

REPUBLIC BANK

# THANK YOU

Rodman & Renshaw

REPUBLIC BANK